                                                                     EXHIBIT 4.1

NUMBER                                                                           SHARES
                                                                              COMMON STOCK


                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                  CUSIP

This                                                                       SEE REVERSE FOR
certifies                                                                CERTAIN DEFINITIONS
that


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
                                    SHARE, OF

                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.

CERTIFICATE OF STOCK

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

        This certificate is not valid unless countersigned by the Transfer
Agent.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

COUNTERSIGNED:                                       By:                  By:
 AMERICAN STOCK TRANSFER & TRUST COMPANY,
                                   as Warrant Agent    /s/Norman Leben    /s/Lawrence Burstein


                                 Authorized Officer            SECRETARY             PRESIDENT

                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.
                                    CORPORATE
                                      SEAL
                                      2000
                                    DELAWARE
                                        *

                   UNITY EMERGING TECHNOLOGY VENTURE ONE LTD.

        The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - _________ Custodian _________
TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
JT TEN - as joint tenants with right of                        under Uniform Gifts to Minors
         survivorship and not as tenants                       Act______________
         in common                                                   (State)


     Additional abbreviations may also be used though not in the above list.


  For value received, ___________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

__________________________________________________________________________shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________


      --------------------------------------------------------------------
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.